UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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COMMONWEALTH REIT
(Name of Registrant as Specified In Its Charter)
N/A
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COMMONWEALTH REIT
Two North Riverside Plaza, Suite 600
Chicago, IL 60606

SUPPLEMENT TO THE
PROXY STATEMENT DATED JUNE 23, 2014
FOR THE 2014 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 31, 2014

To the Shareholders of CommonWealth REIT:

        On or about June 23, 2014, CommonWealth REIT (the "Company") mailed a proxy statement (the "Proxy Statement") to the Company's shareholders describing the proposals to be voted upon at the 2014 annual meeting of shareholders, which was convened on June 30, 2014 but promptly adjourned to July 31, 2014 (the "Annual Meeting"). This supplement (the "Supplement") revises certain subsections of Proposal 2 of the Proxy Statement, which is a proposal to approve certain amendments to the Company's Third Amendment and Restatement of Declaration of Trust (the "Charter"). The revisions to Proposal 2, as more fully described herein, are as follows:

  1.
  Proposal 2(g)—Amendment to Align Related Party Transaction Requirements with Maryland Law: Proposal 2(g) is revised to provide that any transaction in which any of our trustees, officers, employees or agents (or any person affiliated with such person) has a material financial interest (i) requires approval or ratification, after full disclosure of the interest, by a majority of disinterested trustees, the audit committee or by a majority of votes cast by disinterested shareholders, AND (ii) must be fair and reasonable to the Company.

  2.
  Proposal 2(j)—Amendment to Increase Flexibility in Structuring Board Committees: Proposal 2(j) is revised to provide that each of the Audit, Compensation and Nominating and Corporate Governance committees must satisfy New York Stock Exchange ("NYSE") and Securities and Exchange Commission ("SEC") independence requirements.

  3.
  Proposal 2(k)—Amendment to Increase the Shareholder Voting Requirement for Certain Successor Restructurings: Proposal 2(k) is revised to clarify that the Company is not removing the shareholder vote requirement from Section 8.5 of the Charter regarding certain restructurings and instead is increasing the shareholder vote requirement from a majority of votes cast to a majority of the outstanding common shares.

        These revisions are being made in response to a report issued on June 26, 2014 by Institutional Shareholder Services ("ISS"), an independent non-governmental body that routinely issues voting recommendations on companies' proxy proposals. As originally proposed in our Proxy Statement, ISS recommended voting against Proposals 2(g), 2(j) and 2(k). Although our Board of Trustees believes each of those proposals was prudent and made in good faith, the Board of Trustees has determined to revise each of the foregoing proposals as described herein in response to ISS's report and in order to further protect shareholders' interests. Our Board of Trustees unanimously recommends that shareholders vote "FOR" approval of each of Proposals 2(g), 2(j) and 2(k) as revised by this Supplement, as further described herein.

        This Supplement should be read in conjunction with the Company's Proxy Statement, which in all respects remains as described therein other than the revisions described herein. If you have already submitted your proxy and do not wish to change your vote on Proposals 2(g), 2(j) or 2(k), no further action is necessary. You do not need to submit a new proxy card unless you wish to change your vote on Proposals 2(g), 2(j) or 2(k) or any of the other proposals presented in the Proxy Statement. All previously received validly executed proxy cards or proxies cast via the internet, by telephone or by mail indicating a vote for or against Proposals 2(g), 2(j) or 2(k) will be deemed to constitute a vote for or against approval of Proposals 2(g), 2(j) or 2(k), as applicable, as revised and described in this Supplement, unless such proxy is revoked prior to the reconvened Annual Meeting.

        If you have already submitted your proxy and you wish to change your vote on any matter listed on the proxy card, you may revoke your proxy before it is voted at the reconvened Annual Meeting by delivering a written notice of revocation to our Secretary at Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606, submitting a new, duly executed proxy after the date of your original proxy, or, if you are a shareholder of record, attending the reconvened Annual Meeting and voting in person. If you wish to change your vote on any matter listed on the proxy card by submitting a new, duly executed proxy, you must re-vote on ALL of the proposals described in the Proxy Statement, as revised by this Supplement. For your convenience, another proxy card, which has been slightly modified to reflect the revised proposals, is being distributed to all shareholders of record with this Supplement. All shareholders who have not yet submitted their proxy or who wish to change their vote are urged to return the enclosed proxy card or otherwise vote their shares in the manner described above and in the Proxy Statement as soon as possible.

        We encourage you to contact the firm assisting us in the solicitation of proxies, D.F. King & Co., Inc. ("D.F. King"), if you have any questions or need assistance in voting your shares. Banks and brokers may call D.F. King collect at (212) 269-5550. Shareholders may call D.F. King toll-free at (800) 714-3313.

July 10, 2014
Chicago, Illinois 60606

Revised Proposal 2(g)—Amendment to Align Related Party Transaction Requirements with Maryland Law

        In the Proxy Statement, the Board of Trustees proposed that Section 7.8 of the Charter (and any related provisions and language elsewhere in the Charter) be removed and replaced with a new provision governing related party transactions that provided that we may enter into any contract or transaction of any kind with any person, including any of our trustees, officers, employees or agents or any person affiliated with any of our trustees, officers, employees or agents, whether or not any of them has a financial interest in the transaction. However, in the case of any contract or transaction in which any of our trustees, officers, employees or agents (or any person affiliated with such person) has a material financial interest, the originally proposed provision would have provided that (a) the fact of the interest must be disclosed or known to (i) the Board or the Audit Committee of the Board, and the Board or the Audit Committee approves or ratifies the contract or transaction by a majority vote of disinterested trustees or the Audit Committee, or (ii) the shareholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of votes cast by disinterested shareholders, or (b) the contract or transaction is fair and reasonable to us. The purpose of the amendment was to revise the related party transaction requirements to align with the statutory safe harbor on related party transactions available to Maryland corporations.

        In response to ISS's report and in order to further protect shareholders' interests, the Board of Trustees has now determined that the "or" italicized above should be changed to an "and." That is, in the case of any contract or transaction in which any of our trustees, officers, employees or agents (or any person affiliated with such person) has a material financial interest, the revised new provision would provide that (a) the fact of the interest must be disclosed or known to (i) the Board or the Audit Committee of the Board, and the Board or the Audit Committee approves or ratifies the contract or transaction by a majority vote of disinterested trustees or the Audit Committee, or (ii) the shareholders entitled to vote, and the contract or transaction is authorized, approved or ratified by a majority of votes cast by disinterested shareholders, and (b) the contract or transaction is fair and reasonable to us.

        In accordance with the above, the revised proposed amendment to the Charter, which replaces current Section 7.8 with new Section 7.6, is as follows:

          Section 7.6    Transactions Between Trustees, Officers, Employees or Agents and the Trust.    Subject to any express restrictions in this Declaration or adopted by the Trustees in the Bylaws or by resolution, the Trust may enter into any contract or transaction of any kind with any Person, including any Trustee, officer, employee or agent of the Trust or any person affiliated with a Trustee, officer, employee or agent of the Trust, whether or not any of them has a financial interest in such transaction, provided, however, that in the case of any contract or transaction in which any Trustee, officer, employee or agent of the Trust (or any Person affiliated with such Person) has a material financial interest in such transaction, then: (a) the fact of the interest shall be disclosed or known to: (i) the Board of Trustees or the Audit Committee, and the Board of Trustees or the Audit Committee shall approve or ratify the contract or transaction by the affirmative vote of a majority of disinterested Trustees of the Board or the Audit Committee, even if the disinterested Trustees of the Board or the Audit Committee constitute less than a quorum, and (ii) the shareholders entitled to vote, and the contract or transaction shall be authorized, approved or ratified by a majority of the votes cast by the shareholders entitled to vote other than the votes of shares owned of record or beneficially by the interested part; and (b) the contract or transaction is fair and reasonable to the Trust.

        The purpose of the revision is to require that the Company obtain approval of related party transactions by disinterested trustees, the Audit Committee or disinterested shareholders and that the transaction be fair and reasonable to the Company, as opposed to relying on one prong or the other of the foregoing to engage in a related party transaction, which was not and is not the Board's intention. In fact, our Amended and Restated Bylaws (the "Bylaws") already require that related party transactions be approved by our Audit Committee and be fair and reasonable to the Company. Thus, in order to align the provisions of our Charter and our Bylaws and to protect shareholders' interests by requiring both prongs of the provision to be satisfied, the Board of Trustees now unanimously recommends the approval of Proposal 2(g) as revised hereby.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF REVISED PROPOSAL 2(g).

Revised Proposal 2(j)—Amendment to Increase Flexibility in Structuring Board Committees

        In the Proxy Statement, the Board proposed that Section 2.8 of the Charter (and any related provisions and language elsewhere in the Charter) be revised to (a) permit committees of one or more trustees, (b) permit committees that include one or more trustees and one or more non-trustees, and (c) remove the independence requirements for committee members. The purpose of the amendment was to provide flexibility to the Board in designing its standing committee structure, including forming committees not required by the New York Stock Exchange ("NYSE") and Securities and Exchange Commission ("SEC") rules to consist of or include independent trustees, and in forming ad-hoc committees as the Board may determine from time to time.

        Although it was never the intention of the Board to eliminate the independence requirements for our Audit, Compensation and Nominating and Corporate Governance Committees, in response to concerns that have been raised that our proposed amendment may cause such committees to fail to satisfy NYSE and SEC rules if their members are not independent, our Board of Trustees has determined to mandate independence requirements for members of those committees in our Charter. We remain subject to NYSE and SEC independence requirements for these committees regardless of whether our Charter explicitly requires that all trustees on those committees be independent and we do not intend to add non-independent trustees to any of the foregoing committees. Thus, in order to align our Charter with our intention and NYSE and SEC rules, the Board of Trustees has determined to specify in our Charter that all members of our Audit, Compensation and Nominating and Corporate Governance Committees must meet the independence requirements of the NYSE and SEC.

        In accordance with the above, the revised proposed amendment to Section 2.8 of the Charter, renumbered as Section 2.7, is as follows:

          Section 2.7    Committees.    The Trustees may appoint an audit committee, a compensation committee and a nominating and corporate governance committee and such other standing committees, consisting of one or more members, as the Trustees determine; provided, however, that the membership of each of the audit committee, compensation committee and nominating and corporate governance committee at all times shall comply with the independence and other listing requirements and rules and regulations of the New York Stock Exchange and the rules and regulations promulgated under the federal securities laws, and any other independence and other requirements set forth in the Trust's corporate governance guidelines and applicable committee charters. The Trustees may appoint other standing committees consisting of at least one Trustee and one or more non-Trustee members. Each committee shall have such powers, duties and obligations as the Board of Trustees may delegate thereto as it deems necessary or appropriate. The standing committees shall report their activities periodically to the Trustees.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF REVISED PROPOSAL 2(j).

Revised Proposal 2(k)—Amendment to Increase the Shareholder Voting Requirement for Certain Successor Restructurings

        In the Proxy Statement, we stated that the Board of Trustees proposed amending Section 8.5 of the Charter (and any related provisions and language elsewhere in the Charter) to remove the requirement that shareholders approve a restructuring of our legal organization that consists of (a) forming holding companies or replacement entities, (b) merging into or selling us to any such entity in exchange for equity therein, and (c) distributing such equity interests to the shareholders, only upon approval of a majority of the trustees. However, that description of Proposal 2(k) in the Proxy Statement did not accurately describe our proposed revisions to Section 8.5 of the Charter. The proposed amendment to Section 8.5 of the Charter, as set forth in Exhibit A-I to the Proxy Statement, does not in fact remove the shareholder vote requirement. Rather, the proposed amendment to Section 8.5 of the Charter increases the shareholder vote required to approve the specified restructurings from a majority of votes cast to a majority of outstanding shares.

        The purpose of the amendment is to align the vote requirement in Section 8.5 of the Charter with Maryland law requirements for shareholder approval of mergers and proposed Section 5.10(a) of the Charter, which requires approval by a majority of outstanding shares for mergers, transfers of all or substantially all of the Company's assets and certain other fundamental transactions. We believe that maintaining a shareholder vote requirement for the restructuring transactions contemplated by Section 8.5 of the Charter is in the best interests of shareholders because shareholders are guaranteed the right to vote on these fundamental decisions. Accordingly, we are not proposing to remove the shareholder approval requirement from Section 8.5.

        The following is the proposed amendment to Section 8.5 of the Charter, which has not been modified subsequent to filing the Proxy Statement:

          Section 8.5    Transfer to Successor.    The Trustees, with the approval of a majority of the Trustees and the affirmative vote, at a meeting approving a plan for this purpose, of the holders of Shares representing a majority of all votes authorized to be cast at a meeting at which a quorum is present, may (a) cause the organization of a limited partnership, partnership, corporation, association, trust or other organization to take over the Trust Estate and carry on the affairs of the Trust, (b) merge the Trust into, or sell, convey and transfer the Trust Estate to, any such limited partnership, partnership, corporation, association, trust or organization in exchange for Securities thereof, or beneficial interests therein, and the assumption by such transferee of the liabilities of the Trust and (c) thereupon terminate this Declaration and deliver such shares, Securities or beneficial interests among the Shareholders in accordance with such plan.

        In order to more accurately reflect the foregoing proposed amendment to Section 8.5 of the Charter, we have revised the caption for this Proposal 2(k) in the Proxy Statement from "Amendment to Remove the Requirement that Shareholders Approve Certain Restructurings" to "Amendment to Increase the Shareholder Voting Requirement for Certain Successor Restructurings." The new caption appears on the revised proxy card included with this Supplement. If you have previously submitted your proxy and voted "Against" on this proposal because the Proxy Statement did not accurately describe the proposed revision and you now wish to submit a new proxy to change your vote, please follow the procedures outlined above.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE "FOR" APPROVAL OF REVISED PROPOSAL 2(k).

COMMONWEALTH REIT
TWO NORTH RIVERSIDE PLAZA
SUITE 600
CHICAGO, IL 60606

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com
Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 30, 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 30, 2014. Have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to CommonWealth REIT, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by CommonWealth REIT in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M77205-P54599 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMMONWEALTH REIT

Our Board of Trustees Recommends You Vote "FOR" the Nominees for Trustee in Proposal 1 and "FOR" Proposals 2, 3, 4 and 5.

	For All	Withhold All	For All Except
1. To elect the nominees named in our proxy statement to our Board of Trustees	☐	☐	☐

01) Sam Zell
02) James S. Corl
03) Martin L. Edelmen
04) Edward A. Glickman
05) David Helfand
06) Peter Linneman
07) James L. Lozier, Jr.
08) Mary Jane Robertson
09) Kenneth Shea
10) Gerald A. Spector
11) James A. Star

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Our Board recommends you vote "FOR" Proposal 1.

	For	Against	Abstain
2. To approve amendments to our Third Amendment and Restatement of Declaration of Trust (the "Charter") that require approval of a majority of shares outstanding:			
2a. Amendment to adopt plurality voting in contested trustee elections	☐	☐	☐
2b. Amendment to lower the general shareholder voting standard	☐	☐	☐
2c. Amendment to require majority vote for a transfer of all or substantially all assets	☐	☐	☐
2d. Amendment to convert indemnification rights to permissive to the full extent of Maryland Law	☐	☐	☐
2e. Amendment to eliminate the obligation of shareholders to indemnify the Company	☐	☐	☐
2f. Amendment to eliminate the external advisor provisions	☐	☐	☐
2g. Amendment to align related party transaction requirements with Maryland law	☐	☐	☐
2h. Amendment to increase flexibility in scheduling annual meetings	☐	☐	☐
2i. Amendment to increase flexibility in approval of investments	☐	☐	☐
2j. Amendment to increase flexibility in structuring board committees	☐	☐	☐
2k. Amendment to increase the shareholder voting requirement for certain successor restructurings	☐	☐	☐
2l. Amendment to eliminate the Board's ability to remove a trustee	☐	☐	☐
2m. Amendment to require unanimity for trustees to act by written consent	☐	☐	☐
2n. Amendments regarding conforming changes and other immaterial modifications to the Charter and amendment and restatement of the Charter	☐	☐	☐

Our Board recommends you vote "FOR" Proposals 2a through 2n.

	For	Against	Abstain
3. To approve amendments to our Charter that require approval of 75% of the shares outstanding:			
3a. Amendment to declassify the Board and provide for annual elections	☐	☐	☐
3b. Amendment to provide majority voting for mergers	☐	☐	☐
3c. Amendment to require a majority vote for Charter amendments	☐	☐	☐
3d. Amendment to remove voting standard for combinations with 10% shareholders	☐	☐	☐
3e. Amendment to increase the number of permitted trustees	☐	☐	☐
3f. Amendment to install revised REIT ownership limitation provisions	☐	☐	☐
3g. Amendment to broaden investment policy	☐	☐	☐

Our Board recommends you vote "FOR" Proposals 3a through 3g.

	For	Against	Abstain
4. To approve the reimbursement to Related Fund Management, LLC and Corvex Management LP of expenses related to their consent solicitations	☐	☐	☐

Our Board recommends you vote "FOR" Proposal 4.

	For	Against	Abstain
5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014	☐	☐	☐

Our Board recommends you vote "FOR" Proposal 5.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND "FOR" PROPOSALS 2, 3, 4 AND 5.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

For address changes, please check this box and write them on the back where indicated. ☐

(**NOTE**: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.)

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

COMMONWEALTH REIT ANNUAL MEETING OF SHAREHOLDERS To be reconvened on July 31, 2014, 10:00 a.m., Central Time Two North Riverside Plaza, 24th Floor Chicago, IL 60606 M77206-P54599 COMMONWEALTH REIT Two North Riverside Plaza, Suite 600 Chicago, IL 60606 Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the CommonWealth REIT annual meeting of shareholders, including our annual report, proxy statement and proxy statement supplement, are available on the internet. This proxy is solicited on behalf of the Board of Trustees of CommonWealth REIT. The undersigned shareholder of CommonWealth REIT, a Maryland real estate investment trust, or the Company, hereby appoints David Helfand and Orrin S. Shifrin, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the reconvened annual meeting of shareholders of the Company to be held at Two North Riverside Plaza, 24th Floor, Chicago, IL 60606 on July 31, 2014, at 10:00 a.m. Central Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE NOMINEES FOR TRUSTEE IN PROPOSAL 1 AND “FOR” PROPOSALS 2, 3, 4 AND 5. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for voting instructions. Proxy Address Changes: ________________________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes above, please mark the corresponding box on the reverse side.)